UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

ZORAN CORPORATION

(Exact Name of Registrant as Specified In Charter)

Delaware	0-27246	94-2794449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 523-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 8, 2010, Zoran Corporation, a Delaware corporation (the “Company”), announced that it had entered into a definitive agreement to acquire Microtune, Inc., a Delaware corporation (“Microtune”), in a transaction pursuant to which, and subject to the satisfaction or waiver of certain conditions, a newly formed subsidiary of the Company will merge with and into Microtune, and Microtune will become a wholly-owned subsidiary of the Company. The Company held an investor conference call on September 8, 2010, to discuss the execution of the definitive agreement and the proposed merger. Representatives of Microtune’s senior management participated in the question and answer portion of the conference call. A transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additionally, on September 8, 2010, the Company made a presentation to its employees regarding the proposed merger transaction. A copy of the presentation materials is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Transcript of Zoran Corporation investor conference call, held on September 8, 2010.

99.2	Employee Presentation, dated September 8, 2010.

* * *

Additional Information and Where to Find It

Microtune is expected to file with the Securities and Exchange Commission (the “SEC”) a proxy statement relating to the solicitation of proxies from Microtune’s stockholders in connection with the proposed merger transaction, and may file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, MICROTUNE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SUCH OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. Microtune’s stockholders will be able to obtain, without charge, a copy of the proxy statement, as well as such other documents, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Microtune’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and such other documents when they become available by directing a request by mail or telephone to Microtune, Inc., 2201 10th Street, Plano, Texas 75074, Attention: Investor Relations Department, (972) 673-1850.

Participants in the Solicitation

The Company, Microtune and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. Information regarding the Company’s directors and officers is available in the Company’s proxy statement for its 2010 annual meeting of stockholders and the Company’s 2009 Annual Report on Form 10-K, which were filed with the SEC on April 29, 2010 and March 1, 2010, respectively. Information regarding Microtune’s directors and executive officers is available in Microtune’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 9, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger transaction will be included in the proxy statement expected to be filed by Microtune with the SEC.

Forward-Looking Statements

This Form 8-K, including the exhibits filed with this Form 8-K, contain certain forward-looking statements regarding the proposed merger transaction. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the merger transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits of the transaction; general economic conditions affecting the consumer electronics industry; and litigation or regulatory matters involving antitrust and other issues that could affect the closing of the merger transaction.

The foregoing factors should not be construed as exhaustive and should be read together with the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K and in the Company’s other filings. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2010	ZORAN CORPORATION

	By:	/s/ Karl Schneider
Karl Schneider Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Zoran Corporation investor conference call, held on September 8, 2010.

99.2	Employee Presentation, dated September 8, 2010.